UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 6, 2019

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California  90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.      Submission of Matters to a Vote of Security Holders.

AECOM (the “Company”) held its annual meeting of stockholders on March 6, 2019 (the “2019 Annual Meeting”).  The stockholders considered each of the proposals in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 23, 2019.  Voting results with respect to each proposal submitted at the 2019 Annual Meeting are set forth below.  All matters submitted to a vote of the Company’s stockholders at the 2019 Annual Meeting, including with respect to all of the Company’s director nominations and the advisory “say on pay” resolution on executive compensation, passed in accordance with the recommendations made by the Company’s Board of Directors (the “Board”).  The Company, including its Board and management team, values the support and feedback received from its stockholders.

Proposal 1:  Election of directors to the Company’s Board to serve until the Company’s 2020 annual meeting of stockholders and until the election and qualification of their respective successors:

	FOR	WITHHELD	NON VOTES
Michael S. Burke	103,676,407	26,362,257	10,711,018
James H. Fordyce	100,529,573	29,509,091	10,711,018
Senator William H. Frist	104,066,264	25,972,400	10,711,018
Linda Grieg	100,948,504	29,090,160	10,711,018
Steven A. Kandarian	98,500,453	31,538,211	10,711,018
Dr. Robert J. Routs	100,588,895	29,449,769	10,711,018
Clarence T. Schmitz	101,444,130	28,594,534	10,711,018
Douglas W. Stotlar	104,330,628	25,708,036	10,711,018
Daniel R. Tishman	104,184,999	25,853,665	10,711,018
General Janet C. Wolfenbarger	104,247,032	25,791,632	10,711,018

Proposal 2:  Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019:

FOR	AGAINST	ABSTAIN
137,221,776	3,226,021	301,885

Proposal 3: Approval of the Company’ Amended & Restated Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	NON VOTES
127,636,707	2,270,987	130,970	10,711,018

Proposal 4: Approval of the Company’s executive compensation, on an advisory basis:

FOR	AGAINST	ABSTAIN	NON VOTES
84,488,901	45,107,408	442,355	10,711,018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: March 12, 2019	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Deputy General Counsel